American Skandia Trust
      Supplement dated October 19, 1998 to the Prospectus dated May 1, 1998

                           Stein Roe Venture Portfolio

         Effective October 7, 1998, William M. Garrison and Steven M. Salopek replaced Richard B. Peterson and John S. McLandsborough as portfolio managers of the Stein Roe Venture Portfolio (the "Portfolio"). Accordingly, the section of the prospectus entitled "Organization and Management of the Trust -- Sub-advisors -- Stein Roe & Farnham Incorporated" is amended by deleting the second paragraph and replacing it with the following:

          William M. Garrison and Steven M. Salopek have been co-portfolio managers of the Portfolio since October 1998. Mr. Garrison is a vice president of Stein Roe, which he joined in 1989. He has been an equity research analyst with Stein Roe since 1993. Mr. Salopek is also a vice president of Stein Roe, which he joined in 1996 as an analyst. From 1990 to 1996, Mr. Salopek was an analyst with Banc One Investment Advisors.